UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2024

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 31, 2024, MDU Resources Group, Inc. (the “Company”) completed the previously announced separation of its construction services business, Everus Construction Group, Inc. (“Everus” and such separation, the “Separation”), through the pro rata distribution of all of the outstanding common stock, par value $0.01, of Everus to the Company’s stockholders (the “Distribution”). The Distribution became effective at 11:59 p.m., Eastern time, on October 31, 2024 (the “Effective Time”). As a result of the Distribution, Everus is now an independent public company trading under the symbol “ECG” on the New York Stock Exchange. The Company’s common stock remains unchanged and continues to trade under the symbol “MDU” on the New York Stock Exchange. The Company’s stockholders of record as of the close of business on October 21, 2024, received one share of Everus common stock for every four shares of Company common stock held as of such time, subject to the payment of cash in lieu of fractional shares of Everus common stock.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the Separation and in order to govern the relationship between the parties following the Separation and Distribution, on October 31, 2024, the Company entered into a Separation and Distribution Agreement, a Transition Services Agreement, a Tax Matters Agreement and an Employee Matters Agreement with Everus. A summary of the material terms of such agreements can be found in the section entitled “Certain Relationships and Related Party Transactions” in Everus’ Information Statement, dated October 18, 2024, filed with the U.S. Securities and Exchange Commission (“SEC”) as Exhibit 99.1 to Everus’ Current Report on Form 8-K on October 18, 2024 (the “Information Statement”). The summary set forth in the Information Statement is incorporated herein by reference.

The foregoing summary of the Separation-related agreements is qualified in its entirety by reference to the full texts of the Separation and Distribution Agreement, the Transition Services Agreement, the Tax Matters Agreement and the Employee Matters Agreement, which are included as Exhibits 2.1, 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

In connection with the Separation and Distribution, on November 1, 2024, the Company made a voluntary prepayment of all outstanding loans and obligations pursuant to that certain Term Loan Agreement, dated as of May 31, 2023, among the Company, the lenders party thereto and U.S. Bank National Association, as administrative agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The description of the Distribution set forth above under the Explanatory Note, Item 1.01 and the Separation and Distribution Agreement attached hereto as Exhibit 2.1 are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Separation and Distribution, effective as of immediately prior to the Effective Time, Michael S. Della Rocca, Dale S. Rosenthal, Edward A. Ryan and David M. Sparby resigned from the Company’s board of directors (the “Board”). David M. Sparby joined the board of directors of Everus effective as of 12:01 a.m., Eastern Time, on October 27, 2024, and each of Michael S. Della Rocca, Dale S. Rosenthal and Edward A. Ryan joined the board of directors of Everus effective as of immediately prior to the Effective Time.

Additionally, effective as of immediately prior to the Effective Time, James H. Gemmel resigned from the Board in accordance with the resignation letter previously delivered by Mr. Gemmel to the Board pursuant to the terms of the Amended and Restated Cooperation Agreement, dated as of March 14, 2024, by and among Keith A. Meister, Corvex Management LP and the Company.

As a result, effective as of the Effective Time, the Board decreased its size from eleven directors to six directors. The Board currently consists of Darrel T. Anderson, Marian M. Durkin, Douglas W. Jaeger, Dennis W. Johnson, Nicole A. Kivisto and Chenxi Wang.

Following Mr. Sparby’s resignation, Mr. Jaeger will serve as chair of the Board’s Audit Committee, and the Board has determined that Mr. Jaeger is an “audit committee financial expert” as defined by the SEC rules. Additional information with respect to the composition of the Board’s committees following the Effective Time is available on the Company’s website.

In connection with the Separation and Distribution and effective immediately prior to the Effective Time, Jeffrey S. Thiede resigned from his position as an executive officer of the Company. He will serve as President and Chief Executive Officer of Everus. A description of the material terms of Mr. Thiede’s offer letter can be found in the section entitled “Compensation Discussion and Analysis” in the Information Statement. The description set forth in the Information Statement is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On November 1, 2024, the Company issued a press release announcing the completion of the Separation and Distribution. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth herein will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of October 31, 2024, by and between MDU Resources Group, Inc. and Everus Construction Group, Inc.†
10.1	Transition Services Agreement, dated as of October 31, 2024, by and between MDU Resources Group, Inc. and Everus Construction Group, Inc.†
10.2	Tax Matters Agreement, dated as of October 31, 2024, by and between MDU Resources Group, Inc. and Everus Construction Group, Inc.
10.3	Employee Matters Agreement, dated as of October 31, 2024, by and between MDU Resources Group, Inc. and Everus Construction Group, Inc.
99.1	Press Release of MDU Resources Group, Inc., dated November 1, 2024.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2024	MDU Resources Group, Inc.

	By:	/s/ Jason L. Vollmer
		Name:	Jason L. Vollmer
		Title:	Vice President, Chief Financial Officer and Treasurer